UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  FORM N-CSR

            CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                             INVESTMENT COMPANIES

Investment Company Act file number 811-4765

                  Dreyfus Premier New York Municipal Bond Fund
                (Exact name of Registrant as specified in charter)

                           c/o The Dreyfus Corporation
                                 200 Park Avenue
                             New York, New York 10166
               (Address of principal executive offices) (Zip code)

                               Mark N. Jacobs, Esq.
                                 200 Park Avenue
                             New York, New York 10166
                     (Name and address of agent for service)

Registrant's telephone number, including area code:     (212) 922-6000


Date of fiscal year end:        11/30


Date of reporting period:       5/31/03

                                  FORM N-CSR


ITEM 1. REPORTS TO STOCKHOLDERS.

      Dreyfus Premier
      New York Municipal
      Bond Fund

      SEMIANNUAL REPORT May 31, 2003



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            16   Financial Highlights

                            19   Notes to Financial Statements

                            24   Proxy Results

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                   Dreyfus Premier New York Municipal Bond Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus Premier New York Municipal Bond Fund covers the six-month period from December 1, 2002, through May 31, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund' s portfolio manager, Monica Wieboldt.

We have recently seen some signs of stability in the U.S. financial markets. Perhaps most important, the war in Iraq wound down quickly, without disrupting oil supplies or major incidents of terrorism. Many stock market indices have posted encouraging gains since the start of 2003, although it is uncertain whether such gains will continue. At the same time, an estimated $350 billion in federal tax cuts were signed into law on May 28, and the evidence to date suggests that any adverse impact on municipal bond yields should be minimal. Indeed, rising state and local taxes may make municipal bonds more valuable for investors seeking tax-exempt income.

Of course, problems and concerns remain. In the U.S. economy, unemployment has risen to multiyear highs, and corporations remain reluctant to spend. Positive factors appear to outweigh negative ones, however, and we believe that the U.S. economy is on the path to recovery.

What are the implications for your investments? We believe that municipal bonds may benefit as state and local tax rates rise, making tax-exempt yields more attractive compared to taxable yields for many investors. At the same time, because of ongoing fiscal pressures affecting many states and municipalities, diversification remains important. As for stocks, we currently believe that selectivity among individual companies can be a key factor in the equity markets. However, no one can say for certain what direction the markets will take over time. Your financial advisor can help you to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
June 16, 2003




DISCUSSION OF FUND PERFORMANCE

Monica Wieboldt, Portfolio Manager

How did Dreyfus Premier New York Municipal Bond Fund perform relative to its benchmark?

For the six-month period ended May 31, 2003, the fund's Class A shares achieved a total return of 6.64%, Class B shares achieved a total return of 6.37% and Class C shares achieved a total return of 6.25% .(1) The Lehman Brothers Municipal Bond Index, the fund's benchmark, achieved a total return of 6.46% for the same period.(2) In addition, the fund is reported in the Lipper New York Municipal Debt Funds category. Over the reporting period, the average total return for all funds reported in this Lipper category was 6.15%.(3) The fund's benchmark is a broad-based measure of overall municipal bond performance. There are no broad-based municipal bond market indices reflective of the performance of bonds issued by a single state. For this reason, we have also provided the fund's Lipper category average return for comparative purposes.

The fund' s generally strong performance was primarily the result of declining interest rates in a struggling economy and heightened demand for municipal bonds as investors sought investment alternatives to a volatile stock market. The fund produced competitive returns relative to its benchmark and outperformed its Lipper category average, which we attribute to our emphasis on income-oriented bonds and the fund's improved credit-quality profile, including a reduction in the fund's exposure to bonds issued on behalf of corporations.

What is the fund's investment approach?

The fund seeks to maximize current income exempt from federal, New York state and New York city income taxes to the extent consistent with the preservation of capital. To pursue this goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal, New York
state    and    New    York    city    personal    income    taxes.

The fund will invest at least 70% of its assets in investment-grade municipal bonds or the unrated equivalent as determined by Dreyfus. Under normal market conditions, the dollar-weighted average maturity of the fund's portfolio is expected to exceed 10 years.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

The portfolio manager may buy and sell bonds based on credit quality, market outlook and yield potential. In selecting municipal bonds for investment, the portfolio manager may assess the current interest-rate environment and the municipal bond' s potential volatility in different rate environments. The portfolio manager focuses on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices. A portion of the fund' s assets may be allocated to "discount" bonds, which are bonds that sell at a price below their face value, or to "premium" bonds, which are bonds that sell at a price above their face value. The fund's allocation to either discount bonds or to premium bonds will change along with the portfolio manager' s changing views of the current interest-rate and market environment. The portfolio manager may also look to select bonds that are most likely to obtain attractive prices when sold.

What other factors influenced the fund's performance?

The fund benefited from its emphasis on income-oriented municipal bonds, with a significant weighting on those with maturities within 20 years. These bonds enjoyed relatively high levels of price appreciation as yields continued to fall in a persistently weak economy. In addition, municipal bond prices were supported by persistently robust investor demand.

However, the faltering economy also produced some potentially negative factors. Most notably, the state' s and New York City's revenues from personal income taxes, sales taxes and capital gains taxes fell short of projections. The state balanced its fiscal 2003 budget through spending cutbacks, including reductions in state jobs, and increased borrowing. The state's fiscal 2004 budget, which was passed despite Governor Pataki's objections, included a number of tax hikes for both New York state and New York City residents. While one of the major credit-rating agencies upgraded their outlook for New York City from negative to stable, another agency downgraded the state's credit rating because of ongoing fiscal concerns at the state level.

In  this  deteriorating  fiscal  environment, we attempted to improve the fund's
credit-quality   profile.   We   did   so   by  reducing  the  fund' s  holding

of bonds issued on behalf of corporations, such as airlines, that had been hit hard during the downturn. We also reduced the fund's holdings of bonds backed by New York' s settlement with the nation's tobacco companies, which fell sharply late in the reporting period when new litigation-related developments caused concern. When we have deemed it appropriate, we have attempted to diversify away from general obligation bonds issued by the state and city. Finally, the fund benefited during the reporting period when some of its holdings were " pre-refunded" by their issuers, a process in which new bonds are issued at lower rates, and all or part of the proceeds are set aside to redeem existing bonds on their earliest call dates.

What is the fund's current strategy?

We continue to maintain what we believe to be a relatively conservative investment posture for the fund. When purchasing new securities, we have focused primarily on bonds backed by revenues from essential-services facilities, such as water and sewer plants. We also have favored "lock box" bonds backed by specific revenue sources, such as personal income taxes, that are earmarked specifically for interest and principal payments. Finally, because state lawmakers have approved higher taxes as a way to help bridge the state's and city's budget gaps, we believe that investor demand for tax-exempt securities is likely to intensify.

June 16, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-NEW YORK RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX
(AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, TAX-EXEMPT BOND MARKET. INDEX RETURNS DO NOT REFLECT THE FEES AND EXPENSES ASSOCIATED WITH OPERATING A MUTUAL FUND.

(3) SOURCE: LIPPER INC. -- CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.

                                                             The Fund

STATEMENT OF INVESTMENTS

STATEMENT OF INVESTMENTS

May 31, 2003 (Unaudited)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS--92.3%                                                        Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK--85.4%

Albany Industrial Development Agency,

  Lease Revenue:

    (New York State Assembly Building Project)

         7.75%, 1/1/2010                                                                      1,090,000                1,102,840

      (New York State Department of Health

         Building Project) 7.25%, 10/1/2010                                                   1,380,000                  793,845

Erie County Industrial Development Agency,

  Life Care Community Revenue

   (Episcopal Church Home) 6%, 2/1/2028                                                       2,250,000                2,232,608

Huntington Housing Authority, Senior Housing

  Facility Revenue (Gurwin Jewish

   Senior Residences) 6%, 5/1/2029                                                            1,370,000                1,231,863

Metropolitan Transportation Authority, Revenue:

   5.50%, 11/15/2018 (Insured; AMBAC)                                                         4,000,000                4,613,280

   Dedicated Tax Fund

      6.125%, 4/1/2015 (Insured; FGIC)                                                        2,145,000                2,619,431

   Transit Facilities:

      8.79%, 7/1/2014                                                                         2,000,000  (a,b)         2,695,860

      6%, 7/1/2016 (Insured; FSA)                                                             3,000,000                3,570,330

Newburg Industrial Development Agency, IDR

  (Bourne and Kenney Redevelopment Co.)

   5.75%, 8/1/2032 (Guaranteed; SONYMA)                                                       1,000,000                1,076,260

New York City:

   6.75%, 2/1/2009                                                                            2,000,000                2,381,340

   5.25%, 8/1/2016 (Insured; MBIA)                                                            3,500,000                3,908,695

   6%, 8/1/2017                                                                               3,000,000                3,389,850

   6.625%, 8/1/2025                                                                           4,095,000                4,618,423

   5.25%, 6/1/2028                                                                            1,000,000                1,035,820

New York City Housing Development Corp., MFHR

   5.625%, 5/1/2012                                                                             585,000                  598,467

New York City Industrial Development Agency:

  Civic Facility Revenue:

    Lease Revenue (College of Aeronautics Project)

         5.45%, 5/1/2018                                                                      1,000,000                1,030,660

      (Spence School Inc. Project) 5.20%, 7/1/2034                                              925,000                  988,326

   IDR (LaGuardia Association LP Project) 6%, 11/1/2028                                       2,750,000                1,658,250

New York City Municipal Water Finance Authority,

  Water and Sewer Systems Revenue:

      5.375%, 6/15/2015                                                                       1,000,000                1,153,870

      9.30%, 6/15/2015                                                                        2,000,000  (a,b)         2,615,500

      5.50%, 6/15/2023                                                                        1,750,000                1,866,655

      5.25%, 6/15/2034                                                                        2,000,000                2,137,960


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

New York City Transitional Finance Authority, Revenue:

   9.21%, 5/1/2012                                                                            2,000,000  (a,b)         2,534,580

   6%, 11/15/2013                                                                               450,000                  535,523

   6%, 11/15/2013 (Prerefunded 5/15/2010)                                                     1,550,000  (c)           1,899,169

   5.375%, 2/15/2023                                                                          4,000,000                4,719,520

   5.50%, 11/1/2026                                                                           2,000,000                2,315,720

   5.25%, 2/1/2029                                                                            2,450,000                2,765,756

New York State Dormitory Authority, Revenues:

   (Columbia University) 5.125%, 7/1/2020                                                     2,000,000                2,224,680

   (Consolidated City University System):

      5.75%, 7/1/2009 (Insured; AMBAC)                                                        3,000,000                3,554,670

      5.75%, 7/1/2013 (Insured; AMBAC)                                                        1,000,000                1,215,900

      5.625%, 7/1/2016                                                                        4,000,000                4,795,200

      5.75%, 7/1/2016 (Insured; FGIC)                                                         1,000,000                1,164,980

   (Fordham University)
      5%, 7/1/2020 (Insured; FGIC)                                                            1,325,000                1,438,208

   Health Hospital and Nursing Home:

      (Department of Health) 5.75%, 7/1/2017                                                  1,000,000                1,115,240

      (Ideal Senior Living Center Housing Corp.)

         5.90%, 8/1/2026 (Insured; MBIA; FHA)                                                 1,000,000                1,114,620

      (Lenox Hills Hospital Obligated Group)

         5.50%, 7/1/2030                                                                      1,000,000                1,053,270

      (Lutheran Medical Center)

         5%, 8/1/2014 (Insured; MBIA)                                                         1,000,000                1,139,270

      (Manhattan College) 5.50%, 7/1/2016                                                       975,000                1,116,775

      (Memorial Sloan Kettering Center)

         5%, 7/1/2034                                                                         2,000,000                2,088,200

      (Miriam Osborn Memorial Home)

         6.875%, 7/1/2019 (Insured; ACA)                                                      1,000,000                1,160,260

      (Municipal Health Facilities Improvement

         Program) 5.50%, 5/15/2024 (Insured; FSA)                                             1,000,000                1,110,610

      (North General Hospital):

         5.20%, 2/15/2015 (Insured; AMBAC)                                                    2,000,000                2,283,920

         5.75%, 2/15/2016                                                                     3,000,000                3,472,380

   (New York University)
      5.50%, 7/1/2040 (Insured; AMBAC)                                                        2,500,000                3,059,475

   (State Personal Income Tax):

      5.375%, 3/15/2022                                                                       1,000,000                1,109,150

      5%, 3/15/2032                                                                           1,500,000                1,572,705

   (State University Educational Facilities):

      5.875%, 5/15/2017                                                                       2,000,000                2,479,540

      5.50%, 5/15/2026 (Insured; FSA)                                                         5,000,000                5,692,850

      5.50%, 7/1/2026 (Insured; FGIC)                                                         1,000,000                1,110,020

                                                                                                     The Fund

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
----------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

New York State Environmental Facilities Corp.:

  Clean Water and Drinking Revolving Fund:

      5.25%, 7/15/2013                                                                        2,090,000                2,476,650

      (New York City Municipal Water Project):

         5.375%, 6/15/2019                                                                    3,000,000                3,404,100

         5.25%, 6/15/2020                                                                     3,000,000                3,341,100

   PCR (Pilgrim State Sewer Project)

      6.30%, 3/15/2016                                                                        3,000,000                3,124,050

New York State Housing Finance Agency, Revenue:

   Health Facilities (New York City) 6%, 11/1/2007                                            4,000,000                4,475,840

   Housing Project Mortgage

      6.10%, 11/1/2015 (Insured; FSA)                                                         1,910,000                2,107,876

   Service Contract Obligation:

      6.25%, 9/15/2010                                                                        1,080,000                1,220,281

      6.25%, 9/15/2010 (Prerefunded 9/15/2007)                                                1,920,000  (c)           2,237,914

      5.50%, 9/15/2018                                                                        1,650,000                1,849,566

New York State Local Government Assistance Corp.

   5.50%, 4/1/2017 (Insured; FSA)                                                             3,000,000                3,633,180

New York State Mortgage Agency, Homeownership

   Mortgage Revenue 6%, 4/1/2017                                                              2,000,000                2,150,680

New York State Power Authority, Revenue:

   5%, 11/15/2013                                                                             2,000,000                2,322,640

   8.75%, 11/15/2015 (Insured; MBIA)                                                          2,000,000                2,522,540

   5%, 11/15/2020                                                                             2,000,000                2,168,480

New York State Thruway Authority,

  Service Contract Revenue:

    (Highway and Bridge Trust Fund):

         5.50%, 4/1/2015 (Insured; FGIC)                                                      1,000,000                1,159,640

         5.50%, 4/1/2016 (Insured; FGIC)                                                      1,000,000                1,152,890

      (Local Highway and Bridge):

         6%, 4/1/2011                                                                         1,955,000                2,263,127

         5.75%, 4/1/2016                                                                      3,000,000                3,424,230

         5.75%, 4/1/2019                                                                      2,000,000                2,280,100

         5.25%, 4/1/2020                                                                      2,500,000                2,756,550

New York State Urban Development Corp., Revenue:

  Correctional Capital Facilities

      5.70%, 1/1/2016                                                                         8,350,000                9,393,583

   Personal Income Tax

      5.50%, 3/15/2017 (Insured. FGIC)                                                        2,450,000                2,858,660


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

Niagara County Industrial Development
   Agency, SWDR 5.55%, 11/15/2024                                                             1,000,000                1,059,190

Niagara Frontier Transportation Authority,
   Airport Revenue (Buffalo Niagara
   International Airport)

   5.625%, 4/1/2029 (Insured; MBIA)                                                           2,000,000                2,164,420

Orange County Industrial Development Agency,

  Life Care Community Revenue

   (Glen Arden Inc. Project) 5.625%, 1/1/2018                                                 1,000,000                  904,470

Rensselaer County Industrial Development Agency, IDR

  (Albany International Corp.)

   7.55%, 6/1/2007 (LOC; Norstar Bank)                                                        1,500,000                1,786,395

Scotia Housing Authority, Housing Revenue

   (Coburg Village Inc. Project) 6.15%, 7/1/2028                                              3,000,000  (d)           1,944,000

Triborough Bridge and Tunnel Authority, Revenue:

   5.25%, 11/15/2016                                                                          1,735,000                1,975,419

   Highway and Toll 6%, 1/1/2012                                                              2,000,000                2,452,000

   Lease (Convention Center Project)

      7.25%, 1/1/2010                                                                         1,000,000                1,187,840

Ulster County Industrial Development Agency,
   Civic Facility Revenue (Benedictine
   Hospital Project) 6.40%, 6/1/2014                                                            730,000                  687,185

Watervliet Housing Authority, Residential

   Housing Revenue (Beltrone Living Center
   Project) 6%, 6/1/2028                                                                      1,000,000                  905,560

Yonkers Industrial Development Agency,
   Civic Facility Revenue (Saint Joseph's
   Hospital) 5.90%, 3/1/2008                                                                  1,700,000                1,592,084

U.S. RELATED--6.9%

Children's Trust Fund of Puerto Rico, Revenue

   6%, 7/1/2026                                                                               2,000,000                2,446,860

Commonwealth of Puerto Rico,
   Public Improvement:

      5.50%, 7/1/2016 (Insured; FSA)                                                             40,000                   48,364

      9.573%, 7/1/2016 (Insured; FSA)                                                         2,800,000  (a,b)         3,970,960

Puerto Rico Electric Power Authority, Power Revenue

   5.625%, 7/1/2019 (Insured; FSA)                                                            2,000,000                2,341,220

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
----------------------------------------------------------------------------------------------------------------------------------

U.S. RELATED (CONTINUED)

Puerto Rico Highway and Transportation Authority,

  Transportation Revenue

   5.75%, 7/1/2019 (Insured; MBIA)                                                            1,500,000                1,777,785

Puerto Rico Industrial Medical Educational and

  Environmental Pollution Control Facilities Financing

  Authority, HR (Saint Luke's Hospital Project)

   6.25%, 6/1/2010 (Prerefunded 6/1/2006)                                                     1,100,000  (c)           1,223,607

Virgin Islands Public Finance Authority, Revenue

   5.50%, 10/1/2014                                                                           3,000,000                3,261,780

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $184,308,451)                                                                                               201,215,140
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL INVESTMENTS--6.4%
-----------------------------------------------------------------------------------------------------------------------------------

New York City Municipal Water Finance Authority,

  Water and Sewer Systems Revenue, VRDN

   1.30% (SBPA; FGIC)                                                                         4,250,000  (e)           4,250,000

New York City Transitional Finance Authority, Revenue:

  VRDN (NYC Recovery):

    1.30% (Liquidity Facility; Landesbank

         Hessen Thuringen)                                                                    4,800,000  (e)           4,800,000

      1.30%, 11/1/2022 (SBPA; Bank of New York)                                               5,000,000  (e)           5,000,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS

   (cost $14,050,000)                                                                                                 14,050,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $198,358,451)                                                             98.7%              215,265,140

CASH AND RECEIVABLES (NET)                                                                         1.3%                2,791,924

NET ASSETS                                                                                       100.0%              218,057,064


Summary of Abbreviations

ACA                     American Capital Access

AMBAC                   American Municipal Bond
                            Assurance Corporation

FGIC                    Financial Guaranty Insurance
                            Company

FHA                     Federal Housing Administration

FSA                     Financial Security Assurance

HR                      Hospital Revenue

IDR                     Industrial Development
                            Revenue

LOC                     Letter of Credit

MBIA                    Municipal Bond Investors
                            Assurance Insurance
                            Corporation

MFHR                    Multi-Family Housing Revenue

PCR                     Pollution Control Revenue

SBPA                    Standby Bond Purchase
                            Agreement

SONYMA                  State of New York
                            Mortgage Agency

SWDR                    Solid Waste Disposal Revenue

VRDN                    Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              40.7

AA                               Aa                              AA                                               36.7

A                                A                               A                                                10.8

BBB                              Baa                             BBB                                               1.0

F1                               MIG1/P1                         SP1/A1                                            4.2

Not Rated (f)                    Not Rated (f)                   Not Rated (f)                                     6.6

                                                                                                                 100.0

(A) INVERSE FLOATER SECURITY--THE INTEREST RATE IS SUBJECT TO CHANGE PERIODICALLY.

(B)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT MAY 31, 2003, THESE
SECURITIES AMOUNTED TO $11,816,900 OR 5.4% OF NET ASSETS.

(C)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND INTEREST
ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE EARLIEST REFUNDING
DATE.

(D)  NON-INCOME PRODUCING SECURITY; INTEREST PAYMENT IN DEFAULT.

(E)  SECURITIES PAYABLE ON DEMAND. VARIABLE RATE INTEREST--SUBJECT TO PERIODIC
CHANGE.

(F)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S,
HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE RATED
SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2003 (Unaudited)

                                                             Cost         Value
-------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           198,358,451    215,265,140

Cash                                                                    734,327

Interest receivable                                                   2,831,107

Receivable for shares of Beneficial Interest subscribed                 474,323

Prepaid expenses                                                         17,847

                                                                    219,322,744
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           170,136

Payable for investment securities purchased                           1,035,380

Payable for shares of Beneficial Interest redeemed                       25,007

Accrued expenses and other liabilities                                   35,157

                                                                      1,265,680
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      218,057,064
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     197,889,157

Accumulated undistributed investment income--net                         35,236

Accumulated net realized gain (loss) on investments                   3,225,982

Accumulated net unrealized appreciation

  (depreciation) on investments                                      16,906,689
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      218,057,064

NET ASSET VALUE PER SHARE

                                                                              Class A               Class B                Class C
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                                            163,437,122             43,106,855             11,513,087

Shares Outstanding                                                         10,397,207              2,742,667                732,422
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                                   15.72                  15.72                  15.72

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended May 31, 2003 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      5,168,809

EXPENSES:

Management fee--Note 3(a)                                              566,906

Shareholder servicing costs--Note 3(c)                                 328,391

Distribution fees--Note 3(b)                                           135,603

Professional fees                                                       23,040

Registration fees                                                       14,876

Custodian fees                                                          11,283

Prospectus and shareholders' reports                                     9,019

Trustees' fees and expenses--Note 3(d)                                   3,725

Loan commitment fees--Note 2                                             1,946

Miscellaneous                                                           10,303

TOTAL EXPENSES                                                       1,105,092

INVESTMENT INCOME--NET                                               4,063,717
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                              3,014,021

Net unrealized appreciation (depreciation) on investments            6,078,806

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               9,092,827

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                13,156,544

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                             May 31, 2003           Year Ended
                                              (Unaudited)    November 30, 2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          4,063,717           8,337,857

Net realized gain (loss) on investments         3,014,021           1,233,374

Net unrealized appreciation
   (depreciation) on investments                6,078,806           2,545,670

NET INCREASE (DECREASE) IN NET ASSETS

   RESULTING FROM OPERATIONS                   13,156,544          12,116,901
-------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                (3,178,763)          (6,706,403)

Class B shares                                  (725,455)          (1,404,817)

Class C shares                                  (146,225)            (218,540)

Net realized gain on investments:

Class A shares                                  (699,717)                   --

Class B shares                                  (181,112)                   --

Class C shares                                   (34,988)                   --

TOTAL DIVIDENDS                               (4,966,260)          (8,329,760)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                 19,975,256          73,349,776

Class B shares                                  7,884,548          11,879,270

Class C shares                                  6,434,092           4,945,852

Dividends reinvested:

Class A shares                                  2,512,611           4,269,415

Class B shares                                    529,757             813,391

Class C shares                                    114,927             165,892

Cost of shares redeemed:

Class A shares                               (16,902,535)         (78,792,398)

Class B shares                                (6,701,321)          (6,077,821)

Class C shares                                (3,296,382)          (2,159,341)

INCREASE (DECREASE) IN NET ASSETS FROM

   BENEFICIAL INTEREST TRANSACTIONS           10,550,953            8,394,036

TOTAL INCREASE (DECREASE) IN NET ASSETS       18,741,237           12,181,177
-------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           199,315,827          187,134,650

END OF PERIOD                                 218,057,064          199,315,827

Undistributed investment income--net               35,236                  --


                                         Six Months Ended
                                             May 31, 2003           Year Ended
                                              (Unaudited)    November 30, 2002
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                     1,301,124           4,931,475

Shares issued for dividends reinvested            163,707             284,784

Shares redeemed                               (1,104,238)          (5,296,638)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     360,593             (80,379)
--------------------------------------------------------------------------------

CLASS B(A)

Shares sold                                       514,097             789,755

Shares issued for dividends reinvested             34,528              54,248

Shares redeemed                                 (437,764)            (406,806)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     110,861              437,197
--------------------------------------------------------------------------------

CLASS C

Shares sold                                       417,695              326,743

Shares issued for dividends reinvested              7,484               11,049

Shares redeemed                                 (215,273)            (144,800)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     209,906              192,992

(A) DURING THE PERIOD ENDED MAY 31, 2003, 94,974 CLASS B SHARES REPRESENTING $1,455,186 WERE AUTOMATICALLY CONVERTED TO 94,974 CLASS A SHARES AND DURING THE PERIOD ENDED NOVEMBER 30, 2002, 160,778 CLASS B SHARES REPRESENTING $2,404,297 WERE AUTOMATICALLY CONVERTED TO 160,778 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased or (decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                         Six Months Ended
                                             May 31, 2003                              Year Ended November 30,
                                                                 -------------------------------------------------------------------
CLASS A SHARES                                 (Unaudited)       2002(a)          2001           2000         1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               15.11        14.80          14.34         14.01          15.43         15.22

Investment Operations:

Investment income--net                                 .31(b)       .67(b)         .68           .69            .69           .69

Net realized and unrealized
   gain (loss) on investments                          .68          .31            .46           .42          (1.31)          .45

Total from Investment Operations                       .99          .98           1.14          1.11           (.62)         1.14

Distributions:

Dividends from investment
   income--net                                        (.31)        (.67)          (.68)         (.69)          (.69)         (.69)

Dividends from net realized

   gain on investments                                (.07)          --             --          (.09)          (.11)         (.24)

Total Distributions                                   (.38)        (.67)          (.68)         (.78)          (.80)         (.93)

Net asset value, end of period                       15.72        15.11          14.80         14.34          14.01         15.43
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                   6.64(d)      6.76           8.05          8.17          (4.22)         7.74
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                  .94(e)       .96            .92          .97             .93           .93

Ratio of net investment income

   to average net assets                              4.08(e)      4.49           4.58         4.92            4.65          4.50

Portfolio Turnover Rate                              28.81(d)     24.22          23.65        19.02           35.87         34.48
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     163,437      151,658        149,772      131,482         128,995       134,432

(A)  AS REQUIRED, EFFECTIVE DECEMBER 1, 2001, THE FUND HAS ADOPTED THE
PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND
BEGAN AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES
ON A DAILY BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED NOVEMBER 30,
2002 WAS TO INCREASE NET INVESTMENT INCOME PER SHARE AND DECREASE NET REALIZED
AND UNREALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE BY LESS THAN $.01 AND
INCREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 4.48% TO
4.49%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO DECEMBER
1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

(E)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                         Six Months Ended
                                             May 31, 2003                               Year Ended November 30,
                                                                 ------------------------------------------------------------------
CLASS B SHARES                                 (Unaudited)       2002(a)          2001          2000          1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               15.11         14.80         14.34         14.01          15.43         15.22

Investment Operations:

Investment income--net                                 .27(b)        .59(b)        .60           .62            .61           .61

Net realized and unrealized

   gain (loss) on investments                          .68           .32           .46           .42          (1.31)          .45

Total from Investment Operations                       .95           .91          1.06          1.04           (.70)         1.06

Distributions:

Dividends from investment
   income--net                                        (.27)         (.60)         (.60)         (.62)          (.61)         (.61)

Dividends from net realized
   gain on investments                                (.07)           --            --          (.09)          (.11)         (.24)

Total Distributions                                   (.34)         (.60)         (.60)         (.71)          (.72)         (.85)

Net asset value, end of period                       15.72         15.11         14.80         14.34          14.01         15.43
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                   6.37(d)       6.23          7.50          7.62          (4.71)         7.20
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                 1.44(e)       1.46          1.42          1.48           1.44          1.44

Ratio of net investment income

   to average net assets                              3.56(e)       3.97          4.07          4.42           4.11          3.99

Portfolio Turnover Rate                              28.81(d)      24.22         23.65         19.02          35.87         34.48
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                      43,107        39,763        32,484        36,669         51,792        83,437

(A)  AS REQUIRED, EFFECTIVE DECEMBER 1, 2001, THE FUND HAS ADOPTED THE
PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND
BEGAN AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES
ON A DAILY BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED NOVEMBER 30,
2002 WAS TO INCREASE NET INVESTMENT INCOME PER SHARE AND DECREASE NET REALIZED
AND UNREALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE BY LESS THAN $.01 AND
INCREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 3.96% TO
3.97%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO DECEMBER
1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

(E)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                         Six Months Ended
                                             May 31, 2003                                Year Ended November 30,
                                                                 ------------------------------------------------------------------
CLASS C SHARES                                 (Unaudited)       2002(a)          2001           2000          1999          1998
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               15.11        14.81          14.35         14.02          15.43         15.23

Investment Operations:

Investment income--net                                 .25(b)       .55(b)         .57           .58            .58           .57

Net realized and unrealized
   gain (loss) on investments                          .68          .31            .46           .42          (1.30)          .44

Total from Investment Operations                       .93          .86           1.03          1.00           (.72)         1.01

Distributions:

Dividends from investment
   income--net                                        (.25)        (.56)          (.57)         (.58)          (.58)         (.57)

Dividends from net realized
   gain on investments                                (.07)          --             --          (.09)          (.11)         (.24)

Total Distributions                                   (.32)        (.56)          (.57)         (.67)          (.69)         (.81)

Net asset value, end of period                       15.72        15.11          14.81         14.35          14.02         15.43
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                   6.25(d)      5.93           7.23          7.36          (4.86)         6.87
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to

   average net assets                                 1.68(e)      1.69           1.67          1.74           1.66          1.62

Ratio of net investment income

   to average net assets                             3.29(e)       3.71           3.77          4.18           3.91          3.63

Portfolio Turnover Rate                             28.81(d)      24.22          23.65         19.02          35.87         34.48
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                      11,513        7,895          4,879         1,787          2,542         1,588

(A)  AS REQUIRED, EFFECTIVE DECEMBER 1, 2001, THE FUND HAS ADOPTED THE
PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND
BEGAN AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES
ON A DAILY BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED NOVEMBER 30,
2002 WAS TO INCREASE NET INVESTMENT INCOME PER SHARE AND DECREASE NET REALIZED
AND UNREALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE BY LESS THAN $.01 AND
INCREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 3.70% TO
3.71%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO DECEMBER
1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

(E)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier New York Municipal Bond Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to maximize current income exempt from federal, New York state and New York city personal income taxes to the extent consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase and Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase and Class C shares are subject to a CDSC imposed on Class C redeemed within one year of purchase. Class B shares automatically convert to Class A shares after six years. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from these estimates.

(A) PORTFOLIO VALUATION: Investments in securities (excluding options and financial futures on municipal and U.S. Treasury securities) are valued each business day by an independent pricing service (the "Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the
Service    from     The    Fund

 NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities  are  primarily  traded  or  at  the last sales price on the national
securities    market    on    each    business    day.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund receives net earnings credits of $3,685 during the period ended May 31, 2003, based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the
distribution    requirements    of

the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

The tax character of distributions paid to shareholder during the fiscal periods ended November 30, 2002, was as follows: tax exempt income $8,329,760. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended May 31, 2003, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund's average daily net assets and is payable monthly.

During the period ended May 31, 2003, the Distributor retained $21,390 from commissions earned on sales of the fund's Class A shares, and $123,337 and $453 from contingent deferred sales charges on redemptions of the fund's Class B and C shares, respectively.

                                                             The Fund

 NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended May 31, 2003, Class B and Class C shares were charged $102,143 and $33,460, respectively, pursuant to the Plan.

(C) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Series and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended May 31, 2003, Class A, Class B and Class C shares were charged $195,460, $51,072 and $11,153, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended May 31, 2003, the fund was charged $44,196 pursuant to the transfer agency agreement.

(D) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member receives an annual fee of $50,000 and a fee of $6,500 for each in-person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group in proportion to each fund's relative net assets. The Chairman of the
Board    receives

an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended May 31, 2003, amounted to $58,881,306 and $56,588,728, respectively.

At  May  31,  2003,  accumulated  net unrealized appreciation on investments was
$16,906,689,   consisting  of  $20,128,684  gross  unrealized  appreciation  and
$3,221,995 gross unrealized depreciation.

At May 31, 2003, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

PROXY RESULTS (Unaudited)

The fund held a special meeting of shareholders on January 21, 2003. The proposal considered at the meeting, and the results, are as follows:

                                                                                               Shares
                                                         ---------------------------------------------------------------------------
                                                                      For                      Against                 Abstained
                                                         --------------------------------------------------------------------------

To approve changes to certain
   of the fundamental policies
   and investment restrictions
   to expand the ability to invest
   in other investment companies                                 6,151,767                     477,399                    410,670



                      For More Information

                        Dreyfus Premier
                        New York Municipal
                        Bond Fund
                        200 Park Avenue
                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                      Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL Write to: The Dreyfus Premier Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

(c) 2003 Dreyfus Service Corporation                                  021SA0503


ITEM 2. CODE OF ETHICS.

                Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

                Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                Not applicable.

ITEM 5. [RESERVED]

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES.

(a) Based on an evaluation of the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, the "Disclosure Controls") as of a date within 90 days prior to the filing date (the "Filing Date") of this Form N-CSR (the "Report"), the Disclosure Controls are effectively designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant's management, including the Registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, and there were no corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10.  EXHIBITS.

(a)   Not applicable.

(b)(1) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

                                  SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Premier New York Municipal Bond Fund

By:   /S/ STEPHEN E. CANTER
      Stephen E. Canter
      President

Date:  July 30, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:   /S/ STEPHEN E. CANTER
      Stephen E. Canter
      Chief Executive Officer

Date:  July 30, 2003

By:   /S/ JAMES WINDELS
      James Windels
      Chief Financial Officer

Date:  July 30, 2003


                                EXHIBIT INDEX

            (b)(1) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

            (b)(2) Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.